Blackstone Mortgage Trust, Inc. July 25, 2017 Second Quarter 2017 Results Exhibit 99.2

Blackstone Mortgage Trust
Information included in this presentation is as of or for the period ended June 30, 2017, unless otherwise indicated
(a)
See Appendix for a definition and reconciliation to GAAP net income
(b)
Based on annualized dividend and BXMT closing price as of June 30, 2017
(c)
Based on LTV as of the dates loans were originated or acquired by BXMT
(d)
Includes $983 million of Non-Consolidated Senior Interests, see Appendix for definition
GAAP
earnings
of
$0.53
per
share
and
Core
Earnings
(a)
of
$0.60
per
share.
Book
value
of
$26.38
per
share.
$0.62
per
share
dividend
equates
to
a
7.8%
dividend
yield.
(b)
2Q
loan
originations
totaled
$1.5
billion
and
were
100%
floating
rate,
senior
loans
with
a
weighted
average
LTV
(c)
of
61%;
1H
2017
originations
of
$2.5
billion,
up
44%
from
1H
2016
100%
performing
$10.6
billion
(d)
portfolio
of
senior
loans
with
a
weighted
average
LTV
(c)
of
61%
Portfolio is 92% floating rate; a 1.0% increase in USD LIBOR would result in a $0.23 increase in annual net interest income per share
Sponsored 2017-ROSS CMBS transaction, BXMT’s first securitized financing of a balance sheet loan:
$475 million of notes sold with a weighted average coupon of L+1.86%
Raised
$288
million
of
five-year
convertible
debt
with
a
4.375%
coupon
and
an
initial
conversion
price of $35.67 per share (1.35x P/B)
Subsequent to quarter end, closed the initial $133 million of loans and two new credit facilities totaling $450 million
for the BXMT-Walker & Dunlop joint venture
Second Quarter 2017 Highlights

Blackstone Mortgage Trust

Loan Originations
Originated
$1.5
billion
in
2Q
taking
1H
2017
originations
to
$2.5
billion,
up
44%
from
1H
2016
2Q
originations
comprised
of
$753
million
portfolio
loan
(subsequently
securitized
in
2017-ROSS
transaction)
plus
six
loans
with
an
average
commitment
of
$114
million
100% senior loans
$1.5 billion total commitments
100% floating rate
Weighted
Average
LTV
(a)
of
61%
(a)
Reflects LTV as of the date loans were originated or acquired by BXMT
Large loans: $205 million avg. size
($ in billions)
Originations Growth
2Q 2017 Originations
$2.5
originations
$1.7
originations
44%
YoY
growth
$0.9
$0.9
$1.0
$0.8
$1.0
$1.5
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
2Q'17

Blackstone Mortgage Trust

Earnings & Dividends
GAAP
earnings
of
$0.53
per
share
($51
million)
and
Core
Earnings
(a)
of
$0.60
per
share
($57
million).
$0.62
per
share
dividend
equates
to
a
7.8%
dividend
yield.
(b)
Book
value
of
$26.38
per
share,
up
$0.10
from
prior
quarter
Future
quarters
will
capture
full
benefit
of
$811
million
of
net
fundings
in
2Q,
further
funding
of
constructions
loans
and
increased
deployment
of
convertible
note
issuance
proceeds
Since
May
2013
re-IPO,
cumulative
Core
Earnings
of
$668
million
have
been
fully
distributed
to
investors
via
$668
million
of
cash
dividends
(a)
See Appendix for a definition and reconciliation to GAAP net income
(b)
Based on annualized dividend and BXMT closing price as of June 30, 2017
$0.52
*
Cumulative Dividends
$668 million
dividends paid since re-IPO
$0.62
*
$0.27
*
$0.45
*
$0.48
*
$0.50
*
*Denotes change in quarterly dividend
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
2013
2014
2015
2016
2017

Blackstone Mortgage Trust

Condo
Portfolio
Composition
$10.6
billion
portfolio
comprising
102
senior
loans
secured
by
institutional
quality
real
estate
concentrated
in
major
markets:
loans
secured
by
assets
located
in
New
York
and
California
comprise
38%
of
the
portfolio
Office
Multifamily
Hotel
MHC
Other
Retail
Geographic Diversification
(a)
Collateral Diversification
(a)
(a)
In certain instances, we finance our loans through the non-recourse sale of a senior loan interest that is not included in our consolidated financial statements. See
Note 2 in our Form 10-Q for further discussion. Total loan exposure encompasses the entire loan we originated and financed, including $983  billion of such Non-
Consolidated Senior Interests as of June 30, 2017.
(b)
Reflects LTV as of the date loans were originated or acquired by BXMT
Weighted
Average
LTV
(b)
61%
States that comprise less than 1% of total loan portfolio
CA
16%
WA
2%
HI
5%
DC
2%
TX
2%
GA
3%
IL
8%
FL
9%
UK
13%
OR
1%
MD
1%
NC
1%
NL
1%
MA
1%
DEU
1%
VA
8%
NY
22%
CAN
4%
2%
2%
54%
20%
9%
6%
7%

Prospectus Supplement

$250,000,000

Blackstone

Mortgage Trust

Blackstone Mortgage Trust, Inc.
4.375% Convertible Senior Notes due 2022

Citigroup Morgan Stanley BofA Merrill Lynch Barclays J.P. Morgan

$500,000,000

Rosslyn Portfolio Trust 2017-ROSS
Issuing Entity

GS Mortgage Securities Corporation II
Depositor

Commercial Mortgage Pass-Through Certificates,
Series 2017-ROSS

Goldman Sachs & Co. LLC
(Lead Manager and Sole Bookrunner)

Offering Circular dated June 23, 2017

Blackstone Mortgage Trust

Capital Markets Activity
$762
million
of
securities
issued
in
2Q
2017
across
two
transactions,
increasing
capital
structure
efficiency
in
favorable
market
environment
Raised
$288
million
of
accretive
capital
issuing
five-year
convertible
notes
$475
million
CMBS
notes
sold:
cost
efficient
and
structurally
advantaged
financing
transaction
for
large
loan
originations
$288 million Convertible Notes
(a)(b)
$500 million CMBS
(a)(c)
$475 million
(c)
securitized financing
4.375%
coupon
$35.67
conversion price
(1.35x P/B)
L+1.86%
(c)
coupon
(a)
This information is not intended to, and does not constitute, represent or form part of any offer, invitation or solicitation of any offer to purchase, or otherwise acquire, subscribe for, sell or otherwise dispose of, any securities
(b)
On May 5, 2017, BXMT issued $250 million of its 4.375% convertible senior notes due 2022 in an underwritten public offering. BXMT issued an additional $38 million on May 23, 2017 as a result of the underwriters’ exercise in full of their option to purchase additional notes, a total of $288 million of convertible notes issued.
(c)
On June 30, 2017, $500 million Commercial Mortgage Pass-Through Certificates Series 2017-ROSS were issued in a transaction underwritten by Goldman Sachs and in which both Goldman Sachs and BXMT were loan sellers and sponsors. Certificates with a principal balance of $475 million were sold to third party investors and BXMT, as the retaining sponsor, acquired the class HRR certificates with a balance of $25 million.

Blackstone Mortgage Trust

2.5x
Debt-to-Equity Ratio
3.2x
Total Leverage Ratio
Balance Sheet
Total
asset-level
financing
capacity
of
$10.5
billion
was
72%
utilized
at
quarter
end
$1.5
billion
of
credit
facility
maturity
extensions
in
2Q
Asset-Level Financing Capacity
($ in billions)
Outstanding Leverage
Credit
Facilities
Credit
Facilities
All-in cost of L+2.15%
Asset-Specific
Financings
Asset-Specific
Financings
All-in cost of L+2.01%
Corporate
Debt
Corporate
Debt
Recourse Debt
Recourse Debt
Senior Loan
Interests
Senior Loan
Interests
Pricing directly related to
underlying collateral assets
Total Leverage
Total Leverage
$4.0
$1.7
$0.6
$1.4
$6.3
$8.2
(a)
In addition to $369 million of loan participations sold, includes $983 million of Non-Consolidated Senior Interests, which result from non-recourse sales of  senior loan interests in loans BXMT originates. BXMT’s net investments in these loans are reflected in the form of mezzanine or other subordinate loans on BXMT’s balance sheet.
(b)
Represents (i) total outstanding secured debt agreements, convertible notes, less cash, to (ii) total stockholders’ equity
(c)
Represents (i) total outstanding secured debt agreements, convertible notes, loan participations sold, Non-Consolidated Senior Interests, and securitized debt obligations, less cash, to (ii) total stockholders’ equity
Credit
Facilities
8 providers
Senior Loan
Interests
8 providers
Asset-Specific
Financings
4
providers
$10.5 bn
2Q’17 Capacity
Securitized
Debt
1
securitization
Securitized
Debt
Securitized
Debt
$0.5
All-in cost of L+1.95%
$6.6
$2.0
$1.4
$0.5
(c)
(b)
(a)
Secured Facility: L+2.25%
Convertible Notes: 4.70%

Net Interest Income Per Share
Increasing USD LIBOR = Increasing Income

Blackstone Mortgage Trust

Interest Rates
Core
Earnings
are
positively
correlated
to
changes
in
LIBOR,
the
benchmark
index
for
92%
of
BXMT’s
loans
A
1.0%
increase
in
USD
LIBOR
would
increase
net
interest
income
per
share
by
$0.23
per
annum
(a)
As of June 30, 2015
(b)
As of June 30, 2015, $1.2 billion of floating rate loans earned interest based on floors that were above the applicable index, with an average floor of 0.54%
(c)
As of June 30, 2017, $229 million of floating rate loans earned interest based on floors that were above the applicable index, with an average floor of 1.18%
Portfolio Income Sensitivity to USD LIBOR
(Annual Dollars of Net Interest Income Per Share)
USD LIBOR
Portfolio Fixed vs. Floating
(% of Total Loan Exposure)
Floating
Fixed
Floating
Fixed
At GE Acquisition
2Q 2017
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
1.22%
1.72%
2.22%
2.72%
3.22%
3.72%
8%
92%
20%
80%
(a)
(b)
(c)

Appendix

Blackstone Mortgage Trust

($ in billions)
($ in millions)
Appendix –
Second Quarter 2017 Operating Results & Net Funding
$811 million
(b)
Net Fundings
Net Funding
Operating Results
$9.7
$1.3
$(0.4)
$10.6
(a)
Includes $1.0 billion and $983 million of Non-Consolidated Senior Interests as of March 31, 2017 and June 30, 2017, respectively, see Appendix for definition
(b)
Excludes the impact of changes in foreign currency rates and hedges for non-USD loans and financings
$0.60
Core Earnings Per Share
$0.53
Net Income Per Share
(a)
(a)
GAAP Net
Income
Adjustments
Core
Earnings
Interest Income
126.8
$
(0.2)
$
126.6
$
Interest Expense
(54.4)
0.4
(54.0)
Management and
Incentive Fees
(14.4)
—
(14.4)
G&A / Other
(1.5)
0.6
(0.9)
Non-Cash
Compensation
(6.0)
6.0
—
Total
50.6
$
6.8
$
57.4
$
1Q'17 Loans
Outstanding
Fundings
Repayments
2Q'17 Loans
Outstanding

Blackstone Mortgage Trust

Loan Portfolio Details
(a)
Date loan was originated or acquired by BXMT, and the LTV as of such date
(b)
In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements. As of June 30, 2017, three loans in the portfolio have been financed with an aggregate $983 billion of Non-Consolidated Senior Interests, which are included in the table above.
(c)
Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty
(d)
Consists of both floating and fixed rate loans. Coupon and all-in yield assume applicable floating benchmark rates for weighted-average calculation.
($ in millions)
Loan Type
Origination
Date
(a)
Total
Loan
(b)
Principal
Balance
(b)
Net Book
Value
Cash
Coupon
All-In
Yield
Maximum
Maturity
(c)
Location
Property
Type
Loan Per
SQFT / Unit / Key
Origination
LTV
(a)
Loan 1
Senior Loan
5/11/2017
753
$
643
$
639
$
L + 3.40%
L + 3.60%
6/10/2023
Virginia
Office
316 / sqft
62%
Loan 2
Senior loan
(b)
5/15/2015
590
520
88
L + 4.25%
L + 4.75%
5/15/2020
Miami
Retail
643 / sqft
36%
Loan 3
Senior loan
(b)
8/6/2015
481
481
87
4.49%
5.81%
10/29/2022
Diversified -
EUR
Other
n/a
71%
Loan 4
Senior Loan
5/22/2014
443
443
440
L + 4.20%
L + 4.48%
12/31/2019
Diversified -
UK
Hotel
120,340 /  key
59%
Loan 5
Senior Loan
5/1/2015
320
295
294
L + 3.45%
L + 3.83%
5/1/2020
New York
Office
375 / sqft
68%
Loan 6
Senior Loan
1/7/2015
315
287
287
L + 3.50%
L + 3.70%
1/9/2021
New York
Office
246 / sqft
53%
Loan 7
Senior Loan
6/4/2015
266
266
269
L + 4.34%
L + 4.21%
8/26/2020
Diversified -
CAN
Hotel
41,008 /  key
54%
Loan 8
Senior Loan
3/31/2017
258
242
239
L + 4.15%
L + 4.54%
4/9/2022
Maui
Hotel
318,182 /  key
75%
Loan 9
Senior Loan
6/23/2015
223
215
214
L + 3.65%
L + 3.96%
5/8/2022
Washington DC
Office
241 / sqft
72%
Loan 10
Senior Loan
7/31/2014
215
203
203
L + 3.40%
L + 3.44%
8/9/2019
Chicago
Office
268 / sqft
64%
Loan 11
Senior loan
(b)
6/30/2015
198
197
39
L + 4.75%
L + 5.19%
7/9/2020
San Francisco
Condo
927 / sqft
66%
Loan 12
Senior Loan
8/3/2016
276
189
187
L + 4.66%
L + 5.20%
8/9/2021
New York
Office
260 / sqft
57%
Loan 13
Senior Loan
8/19/2016
200
188
187
L + 3.64%
L + 4.10%
9/9/2021
New York
Office
572 / sqft
69%
Loan 14
Senior Loan
4/15/2016
200
185
184
L + 4.25%
L + 4.86%
5/9/2021
New York
Office
174 / sqft
40%
Loan 15
Senior Loan
2/25/2014
181
181
181
L + 4.75%
L + 5.07%
3/9/2019
Diversified -
US
Hotel
95,113 /  key
58%
Loan 16-102
Senior Loans
Various
7,143
6,079
6,050
5.17%
5.62%
(d)
Various
Various
Various
Various
62%
Total/Wtd. Avg.
12,062
$
10,614
$
9,588
$
5.10%
5.54%
3.5 years
61%

Blackstone Mortgage Trust

Consolidated Balance Sheets
($ in thousands, except per share data)
June 30, 2017
December 31, 2016
Assets
Cash and cash equivalents
33,521
$
75,567
$
Restricted Cash
34,278
—
Loans receivable, net
9,587,457
8,692,978
Other assets
63,832
44,070
Total assets
9,719,088
$
8,812,615
$
Liabilities and equity
Secured debt agreements, net
5,806,037
$
5,716,354
$
Loan participations sold, net
367,671
348,077
Securitized debt obligations, net
474,123
—
Convertible notes, net
448,047
166,762
Other liabilities
116,737
87,819
Total liabilities
7,212,615
6,319,012
Commitments and contingencies
—
—
Equity
Class A common stock, $0.01 par value
948
945
Additional paid-in capital
3,102,929
3,089,997
Accumulated other comprehensive loss
(40,508)
(56,202)
Accumulated deficit
(556,896)
(541,137)
Total
Blackstone
Mortgage
Trust,
Inc.
stockholders’
equity
2,506,473
2,493,603
Total liabilities and equity
9,719,088
$
8,812,615
$

Blackstone Mortgage Trust

Consolidated Statements of Operations
($ in thousands, except per share data)
Three Months Ended June 30,
Six Months Ended June 30,
2017
2016
2017
2016
Income from loans and other investments
Interest and related income
126,825
$
130,471
$
245,341
$
253,496
$
Less: Interest and related expenses
54,352
49,065
101,026
94,446
Income from loans and other investments, net
72,473
81,406
144,315
159,050
Other expenses
Management and incentive fees
14,393
15,847
27,314
29,460
General and administrative expenses
7,373
6,781
14,800
13,576
Total other expenses
21,766
22,628
42,114
43,036
Gain on investments at fair value
—
10,524
—
10,589
(Loss) income from equity investment in unconsolidated subsidiary
—
(6)
—
133
Income before income taxes
50,707
69,296
102,201
126,736
Income tax provision (benefit)
94
(154)
183
87
Net income
50,613
$
69,450
$
102,018
$
126,649
$
Net income attributable to non-controlling interests
—
(6,369)
—
(6,521)
Net income attributable to Blackstone Mortgage Trust, Inc.
50,613
$
63,081
$
102,018
$
120,128
$
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding
95,005,873
94,064,423
94,999,664
94,066,096
Net income per share of common stock
0.53
$
0.67
$
1.07
$
1.28
$

Blackstone Mortgage Trust

Per Share Calculations
(Amounts in thousands, except per share data)
(a)
Represents net income attributable to Blackstone Mortgage Trust
(b)
Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans pending the repayment of those loans
Three Months Ended
June 30, 2017
March 31, 2017
Net income
(a)
50,613
$
51,405
$
Non-cash compensation expense
5,959
5,907
GE purchase discount accretion adjustment
(b)
(198)
(216)
Other items
1,001
1,024
Core Earnings
57,375
$
58,120
$
Weighted-average shares outstanding, basic and diluted
95,006
94,993
Core Earnings per share, basic and diluted
0.60
$
0.61
$
June 30, 2017
March 31, 2017
Stockholders’
equity
2,506,473
$
2,495,982
$
Shares
Class A common stock
94,828
94,818
Deferred stock units
182
176
Total outstanding
95,010
94,994
Book value per share
26.38
$
26.28
$
Three Months Ended
June 30, 2017
March 31, 2017
Net income
(a)
50,613
$
51,405
$
Weighted-average shares outstanding, basic and diluted
95,006
94,993
Earnings per share, basic and diluted
0.53
$
0.54
$
Core Earnings
Reconciliation
Book Value
per Share
Earnings
per Share

Blackstone Mortgage Trust

Reconciliation of Net Income to Core Earnings
(a)
(a)
In
3Q
2015,
BXMT
revised
the
basis
of
reporting
for
Core
Earnings
to
be
net
of
incentive
fees.
Core
EPS
numbers
indicated
in
the
chart
for
3Q
2014,
4Q
2014
and
1Q
2015 are adjusted from the previously reported $0.50, $0.52 and $0.54, respectively, so as to be comparable to Core EPS numbers in 3Q 2015 and subsequently.
(b)
Represents net income attributable to Blackstone Mortgage Trust
(c)
Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans pending the repayment of those loans
(Amounts in Thousands, Except per Share Data)
Three Months Ended
Sep 30,
2013
Dec 31,
2013
Mar 31,
2014
Jun 30,
2014
Sep 30,
2014
Dec 31,
2014
Mar 31,
2015
Jun 30,
2015
Sep 30,
2015
Dec 31,
2015
Mar 31,
2016
Jun 30,
2016
Sep 30,
2016
Dec 31,
2016
Mar 31,
2017
Jun 30,
2017
Net income
(b)
8,320
$
7,079
$
13,065
$
33,466
$
22,024
$
21,490
$
35,393
$
29,284
$
66,888
$
65,264
$
57,047
$
63,081
$
64,794
$
53,375
$
51,405
$
50,613
$
CT Legacy Portfolio net (income) loss
(437)

3,670

970

(15,508)

(134)

4,833

(8,400)

(1,857)

(401)

(3,408)

183

(3,825)

(1,805)

(502)

-

-

Non-cash compensation expense
94

1,158

1,834

2,382

1,619

2,528

3,297

3,396

3,188

3,460

4,687

4,836

4,949

4,955

5,907

5,959

GE purchase discount accretion adjustment
(c)
-

-

-

-

-

-

-

(459)

(2,008)

(1,542)

(1,166)

(1,247)

(929)

(320)

(216)

(198)

Other items
-

107

423

162

404

408

342

416

(119)

310

418

278

(65)

742

1,024

1,001

Core Earnings
7,977
$
12,014
$
16,292
$
20,502
$
23,913
$
29,259
$
30,632
$
30,780
$
67,548
$
64,084
$
61,169
$
63,123
$
66,944
$
58,250
$
58,120
$
57,375
$
Weighted-average shares outstanding, basic and diluted
28,895

29,364

37,967

47,978

49,211

58,190

58,576

80,941

93,358

93,574

94,068

94,064

94,072

94,456

94,993

95,006

Net income per share, basic and diluted
0.29
$
0.24
$
0.34
$
0.70
$
0.45
$
0.37
$
0.60
$
0.36
$
0.72
$
0.70
$
0.61
$
0.67
$
0.69
$
0.57
$
0.54
$
0.53
$
Core Earnings per share, basic and diluted
0.28
$
0.41
$
0.43
$
0.43
$
0.49
$
0.50
$
0.52
$
0.38
$
0.72
$
0.68
$
0.65
$
0.67
$
0.71
$
0.62
$
0.61
$
0.60
$

Blackstone Mortgage Trust

Definitions
Core
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Core
Earnings,
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”)
in
this
presentation.
Core
Earnings
is
an
adjusted
measure
that
helps
BXMT
evaluate
its
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
it
believes
are
not
necessarily
indicative
of
its
current
loan
origination
portfolio
and
operations.
Although
according
to
its
management
agreement
BXMT
calculates
the
incentive
and
base
management
fees
due
to
its
Manager
using
Core
Earnings
before
incentive
fees
expense,
beginning
with
the
third
quarter
of
2015,
BXMT
reports
Core
Earnings
after
incentive
fees
expense,
as
BXMT
believes
this
is
a
more
meaningful
presentation
of
the
economic
performance
of
its
class
A
common
stock.
Core
Earnings
is
defined
as
GAAP
net
income
(loss),
including
realized
gains
and
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
net
income
(loss)
attributable
to
the
CT
Legacy
Portfolio,
(ii)
non-cash
equity
compensation
expense,
(iii)
depreciation
and
amortization,
(iv)
unrealized
gains
(losses),
and
(v)
certain
non-cash
items.
Core
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
BXMT’s
manager,
subject
to
approval
by
a
majority
of
its
independent
directors.
Core
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
BXMT’s
GAAP
cash
flows
from
operations,
a
measure
of
BXMT’s
liquidity,
or
an
indication
of
funds
available
for
its
cash
needs.
In
addition,
BXMT’s
methodology
for
calculating
Core
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
its
reported
Core
Earnings
may
not
be
comparable
to
the
Core
Earnings
reported
by
other
companies.
Non-Consolidated
Senior
Interests:
Senior
interests
in
loans
originated
and
syndicated
to
third
parties.
These
non-recourse
loan
participations
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.

Blackstone Mortgage Trust

Forward-Looking Statements
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
BXMT’s
current
views
with
respect
to,
among
other
things,
BXMT’s
operations
and
financial
performance.
You
can
identify
these
forward-looking
statements
by
the
use
of
words
such
as
“outlook,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-
looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2016,
as
such
factors
may
be
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.